Exhibit 99.3

EVERSOURCE ENERGY YEAR END 2021 RESULTS February 17, 2022 2021 Year - End Investor Call

EVERSOURCE ENERGY YEAR END 2021 RESULTS

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a financial measure not recognized under generally accepted accounting principles (non-GAAP) that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include non-GAAP financial measures referencing 2021 earnings and EPS excluding charges at CL&P related to a settlement agreement that included credits to customers and funding of various customer assistance initiatives, and a storm performance penalty imposed on CL&P by PURA, and 2021 and 2020 earnings and EPS excluding certain acquisition and transition costs. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2021 and 2020 results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the CL&P settlement agreement, the storm performance penalty imposed on CL&P by PURA, and acquisition and transition costs are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; the negative impacts of the novel coronavirus (COVID-19) pandemic, including any new or emerging variants, on our customers, vendors, employees, regulators, and operations; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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EVERSOURCE ENERGY YEAR END 2021 RESULTS Agenda 2 Joe Nolan President & CEO Phil Lembo Executive Vice President and CFO ▪ 2021 – Year in Review ▪ Offshore Wind Update ▪ Clean Energy Initiatives ▪ 2021 Financial Results ▪ 2022 Guidance ▪ 2022 – 2026 Outlook ▪ Regulatory Update

EVERSOURCE ENERGY YEAR END 2021 RESULTS President & Chief Executive Officer Joe Nolan 3

EVERSOURCE ENERGY YEAR END 2021 RESULTS 4 Operations ▪ Provided safe, reliable electric, natural gas and water service through continuing pandemic and active storm year ▪ Completed our $3.5 billion core business construction program to enhance reliability, resilience, and customer service Regulatory ▪ Reached closure on challenging regulatory proceedings in Connecticut ▪ Significant progress in grid modernization, electric vehicle, and energy storage dockets Other Clean Energy Initiatives ▪ Significant progress in pursuit of 2030 carbon neutrality target ▪ New, aggressive 3 - year Energy Efficiency/Electrification Plan in Massachusetts ▪ Solar build out with potential tie to storage and microgrid Offshore Wind ▪ Continued advancement with our three offshore wind projects: – Onshore and in - water construction of Connecticut State Pier, New London – Final approval of and groundbreaking for first offshore wind project - South Fork Wind A Look Back at The Year

EVERSOURCE ENERGY YEAR END 2021 RESULTS Operating Performance Remains Strong SAFETY Injury rate per 100 employees (DART) Average months between interruptions (MBI) System average interruption duration (SAIDI) On - time emergency response GAS RESPONSE ELECTRIC RELIABILITY 2021 Top Quartile Among Our Peers 69.8 0.9 19.2 98% Top Decile Among Our Peers 5 Better than Industry Average Meeting Aggressive Regulatory Requirements

EVERSOURCE ENERGY YEAR END 2021 RESULTS Eversource’s Total Shareholder Return Has Outperformed the Industry Over the Medium and Longer Term 6 Note: 3 - year, 5 - year and 10 - year results are for the periods ended December 31, 2021. Total Shareholder Return 2021 3 - Year 5 - Year 10 - Year Eversource 8.2% 52.0% 90.8% 245.2 % EEI 39 - Company Index 17.1% 45.6% 68.6% 183.0 % S&P 500 28.7% 100.4% 133.4% 362.6 % Ranking in EEI Index 31 st 6 th 7 th 10 th

EVERSOURCE ENERGY YEAR END 2021 RESULTS $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2018 2019 2020 2021 2022 $2.14 Dividend Growth Continues to Outperform Peers 7 Annualized Dividend 5% - 7% Payout Ratios: 62% 62%* 62%* 62%* +$0.12 +$0.12 +$0.13 +$0.14 $2.41 $2.02 $2.27 *Reflects non - GAAP results, excludes nonrecurring charges +$0.14 $2.55

EVERSOURCE ENERGY YEAR END 2021 RESULTS Our First Joint Project South Fork Wind Now in Construction 8 ▪ New York’s first offshore wind farm – Consisting of 12 wind turbines ▪ Received final approval in January 2022 from the U.S. Department of Interior to start construction ▪ Land - based construction commenced on Long Island – Installation of underground duct bank and work on the interconnection facility will occur first – Offshore substation, foundation and turbine installation will occur in 2023 ▪ Hundreds of jobs created in New York and the Northeast region ▪ Expansion of U.S. offshore wind supply chain

EVERSOURCE ENERGY YEAR END 2021 RESULTS 9 Revolution Wind and Sunrise Wind Now Well Into Siting Process South Fork Wind Revolution Wind Sunrise Wind Size 130 MW 704 MW 924 MW Construction Operation Plan Filing with BOEM Final siting approvals received January 2022 Filed March 2020; review schedule was received on April 30, 2021 as part of Notice of Intent; Final approvals expected in July 2023 Filed September 2020; Review schedule received August 31, 2021 as part of Notice of Intent; Final approvals expected in November 2023 State Permit NY State Article VII Permit Approved March 18, 2021 Filed December 2020, evidentiary hearings began on October 12, 2021 Filed December 2020, settlement discussions began in September 2021 Current Commercial Ops Date Late 2023 In 2025 Late 2025 Price as of first day of commercial operation ~ $0.160/KWH for 90 MW ~ $0.086/KWH for 40 MW (avg. annual escalator: 2%) $0.09843/KWH for RI (no escalator) $0.09843/KWH for CT for 200 MW (no escalator) $0.0995/KWH for CT for 104 MW (no escalator) $0.11037/KWH (no escalator) Term 20 years 20 years 25 years Status of Contracts 130 MW for NY 400 MW for RI approved 200 MW for CT approved 104 MW for CT approved Contract signed with NYSERDA in October 2019 Interconnection East Hampton, NY (LI) Davisville , RI Brookhaven, NY (LI)

EVERSOURCE ENERGY YEAR END 2021 RESULTS

Onshoring of Domestic Supply Chain Accelerating

Provider	Equipment / Service Procured	U.S. Manufacturing/Assembly Location	Project
American Offshore Services and WindServe Marine	Crew transfer vessels	Rhode Island	All projects
Dominion Energy	Wind turbine installation vessel	Texas	Revolution Wind and Sunrise Wind
Edison Chouest	Service operation vessel	Louisiana and Florida	All projects
Haugland	Onshore civil and electrical work	New York	South Fork Wind
Kiewit Offshore Services	Offshore substation	Texas	South Fork Wind
Nexans	Subsea electrical cables	South Carolina	All projects
Riggs Distler	Foundation component fabrication	New York	Sunrise Wind
Siemens Energy/ Aker Solutions	High-voltage direct current system	New York	Sunrise Wind
Port Projects	State Pier at Port of New London, ProvPort, Port Jefferson, and Port of Coeymans	Connecticut, New York, and Rhode Island	State Pier and Port Jefferson - All projects Port of Coeymans – Sunrise Wind ProvPort – South Fork Wind and Revolution Wind

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EVERSOURCE ENERGY YEAR END 2021 RESULTS Eversource & Ørsted Ɣ New London Progress on Connecticut State Pier, New London 60 - 65 miles to nearest turbines 11 Work is underway to transform Connecticut State Pier (New London) into a heavy lift, deep water port

EVERSOURCE ENERGY YEAR END 2021 RESULTS Industry Leading Carbon Neutrality Goal Helps the Region Meet Its Targets Eversource Targets Carbon Neutral By 2030 ▪ Reducing electric line loss ▪ Lowering methane emissions from gas distribution system ▪ Fleet replacement ▪ Facility lighting and HVAC upgrades ▪ Replacement of SF6 in substation equipment Regional Targets 80+% GHG Reductions By 2050 ▪ Offshore wind development ▪ Utility - owned solar ▪ Industry - leading energy efficiency programs ▪ Reducing high dependence on high - emitting oil through ZEV infrastructure buildout, heating conversions ▪ Enabling third - party renewable buildout 1 2

EVERSOURCE ENERGY YEAR END 2021 RESULTS Gas Operations Launches Pilot Geothermal Project 13 ▪ Innovative way to provide clean and sustainable heating and cooling for customers via a geothermal network for residential and commercial customers ▪ Explore if geothermal network can be used instead of, or in combination with, traditional energy sources ▪ Support communities’ achievement of net zero emissions goals through rate - based projects subject to regulatory approval

EVERSOURCE ENERGY YEAR END 2021 RESULTS Executive Vice President & Chief Financial Officer Phil Lembo 14

EVERSOURCE ENERGY YEAR END 2021 RESULTS 15 4Q 2021 4Q 2020 Change Full - Year 2021 Full - Year 2020 Change $0.38 $0.35 $0.03 $1.58 $1.48 $0.10 0.30 0.27 0.03 1.61 1.60 0.01 0.22 0.18 0.04 0.59 0.40 0.19 0.02 0.02 0.00 0.11 0.12 (0.01) (0.01) 0.03 (0.04) (0.03) 0.04 (0.07) $0.91 $0.85 $0.06 $3.86 $3.64 $0.22 (0.02) (0.06) 0.04 (0.32) (0.09) (0.23) $0.89 $0.79 $0.10 $3.54 $3.55 $(0.01) Electric Transmission Electric Distribution (Non - GAAP) Natural Gas Distribution Parent & Other (Non - GAAP) Water Distribution EPS, Ex. CL&P Settlement and Acquisition/Transition Costs (Non - GAAP) CL&P Settlement & Acquisition/Transition Costs Reported EPS (GAAP) 2021 vs. 2020 Financial Results

EVERSOURCE ENERGY YEAR END 2021 RESULTS 16 2022 EPS Guidance: $4.00 - $4.17* Key 2022 Earnings Drivers ▪ Transmission capital investments ▪ Distribution safety and reliability investment and capital recovery programs and PBR rate adjustment ▪ Higher depreciation, property taxes, and interest expense ▪ Modestly higher effective tax rate vs. 2021 * Excludes costs associated with the integration of Eversource Gas Company of Massachusetts assets

EVERSOURCE ENERGY YEAR END 2021 RESULTS 17 Well Performing Core Businesses Drive EPS CAGR to Upper Half of 5 – 7% Through 2026 $2.28 $2.53 $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.00 - $4.17 2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022E* 2023E 2024E 2025E 2026E * Reflects non - GAAP results, excludes nonrecurring charges

EVERSOURCE ENERGY YEAR END 2021 RESULTS Projected Capital Expenditures For Core Businesses $1,030 $964 $1,115 $1,118 $979 $861 $834 $808 $1,221 $1,189 $1,244 $1,450 $1,469 $1,391 $1,372 $1,338 $453 $545 $799 $921 $849 $926 $895 $938 $110 $127 $144 $154 $163 $176 $190 $206 $239 $239 $239 $254 $224 $208 $203 $214 $3,053 $3,064 $3,541 $3,897 $3,684 $3,562 $3,494 $3,504 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $18.1 Billion 2022 - 2026 18

EVERSOURCE ENERGY YEAR END 2021 RESULTS 36% 33% 44% 41% 16% 22% 4% 4% Transmission Electric Distribution Natural Gas Distribution Water 2020 Year - End Rate Base Projected 2026 Year - End Rate Base $22.4 billion* $33.8 billion* Rate Base by Core Line of Business – Current and Future Note: Excludes offshore wind investments * Rate base estimates shown exclude CWIP, which currently totals approximately $2 billion 19

EVERSOURCE ENERGY YEAR END 2021 RESULTS Key Elements Inside and Outside Our New $18.1B Core Business Capital Investment Forecast Included in Forecast ▪ Execution of updated capital investment forecast ▪ Increased investment in Boston area substations ▪ Continuation of Grid Modernization and electric vehicle charging infrastructure in MA Not Included ▪ AMI in MA or CT ▪ Grid Modernization or significant electric vehicle charging infrastructure investments in CT or NH ▪ Significant onshore transmission expansion to support offshore wind projects 20

EVERSOURCE ENERGY YEAR END 2021 RESULTS 2 1 Status of State and Federal Regulatory Reviews Electric Transmission (Federal Energy Regulatory Commission) 41% of 2021 earnings ▪ Pending FERC decision on New England transmission ROEs dating back to 2011 in 4 open cases – Earnings currently reflect base ROE of 10.57% with a maximum ROE for any single project of 11.74% – FERC is expected to decide on future qualifications for RTO and Other Incentive Adders Electric Distribution (CT PURA, MA DPU, NHPUC) 42% of 2021 earnings ▪ CL&P: Settlement approved in October 2021 – No base rate change can occur before at least January 1, 2024 – Authorized capital structure (53% common equity) and ROE (9.25%) remain in place – Certain reconciling mechanisms continue to operate such as revenue decoupling, electric system improvement, and energy efficiency ▪ NSTAR Electric: Filed rate case review on January 14, 2022, expect to have new rates effective January 2023 ▪ PSNH: Operating under rate settlement that took effect in January 2021 Natural Gas Distribution (CT PURA, MA DPU) 15% of 2021 earnings ▪ NSTAR Gas and Eversource Gas of MA operating under 10 - year and 8 - year rate plans, respectively ▪ Yankee Gas prior rate case occurred in 2018, so per statute we expect to file in late 2022 or 2023 Aquarion CT: (CT PURA) 3% of 2021 earnings ▪ Operating under rate plan approved in 2013; Settlement pending with potential reset of WICA rate

EVERSOURCE ENERGY YEAR END 2021 RESULTS ▪ Address the Distribution Revenue Deficiency ($89M) – Relates to capital additions, enterprise IT and Storm Fund contribution ▪ Extension of Performance - Based Ratemaking (PBR) – 10 - year plan, with enabling rate base roll - in(s) ▪ AMI Tariff Approval – Approval of specific tariff is next step to execute AMI capital investment plan of $575M Key Elements of NSTAR Electric Rate Review 2 2 Key Revenue Requirement Factors Test Year (12 Months Ended) December 31, 2020 Revenue Deficiency $89M Average Bill Impact (residential customer) 5.7% 2021 Rate Base Roll - In 1/1/23 $46M 2022 Rate Base Roll - In 1/1/24 $47M Return on Equity (Requested) 10.5% Capital Structure 53.8% Equity Filing Date: January 14, 2022 Decision Date: December 1, 2022 Rates Effective: January 1, 2023

EVERSOURCE ENERGY YEAR END 2021 RESULTS

A Value Proposition That Delivers Results for Investors

Keys to Our Success:	*Results Delivered:*	
1. Exceed industry EPS and dividend growth	Nine-year average recurring EPS and dividend growth of 6% and 6.9%, respectively, through 2021. Growth driven by robust regulated Cap Ex program and effective cost control	✓
2. Control O&M spending	Nine-year average O&M reduction 0.5%/year through 2021 (~$80M)	✓
3. Maintain strong financial condition	Top-tier credit rating	✓
4. Deliver top-tier service quality and reliability	Reliability metrics top decile vs. peers	✓
5. Manage a robust investment program focused on safety, reliability and customer service	Capital expenditures of $18.1 billion for 2022 -2026 for core businesses ensure a safe and reliable delivery system for our 4.4 million customers	✓
6. Pursue clean energy solutions for the region	Progress on offshore wind, energy efficiency, solar, storage, EV infrastructure	✓
7. Address environmental, social and governance strengths	Achieving top-tier industry ratings from key sustainability raters	✓

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EVERSOURCE ENERGY YEAR END 2021 RESULTS 2 4 APPENDIX

EVERSOURCE ENERGY YEAR END 2021 RESULTS $1.1 Billion Increase in 2022 - 2025 Core Business Capex Since February 2021 Plan $3,240 $5,180 $3,625 $630 $830 $3,792 $5,682 $3,591 $683 $889 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Electric Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities Feb. 2021 Plan Feb. 2022 Plan Up $59 million $ in Millions Up $552 million Up $53 million Down $34 million Up $502 million 2 5

EVERSOURCE ENERGY YEAR END 2021 RESULTS $400 $381 $240 $218 $207 $201 $480 $459 $462 $382 $459 $446 $235 $278 $277 $261 $168 $161 $1,115 $1,118 $979 $861 $834 $808 $0 $200 $400 $600 $800 $1,000 $1,200 2021A 2022E 2023E 2024E 2025E 2026E CL&P NSTAR Electric PSNH 2 6 $ in Millions Projected Transmission Capital Expenditures Other concepts under development

EVERSOURCE ENERGY YEAR END 2021 RESULTS $3,816 $4,048 $4,065 $4,033 $4,063 $4,044 $3,481 $3,807 $4,184 $4,400 $4,655 $4,883 $1,422 $1,549 $1,698 $1,869 $1,945 $2,010 $8,719 $9,404 $9,947 $10,302 $10,663 $10,937 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2021A 2022E 2023E 2024E 2025E 2026E CL&P NSTAR Electric PSNH 2 7 $ in Millions Transmission Rate Base Growth Projections

EVERSOURCE ENERGY YEAR END 2021 RESULTS $799 $921 $849 $926 $895 $938 $0 $200 $400 $600 $800 $1,000 $1,200 2021A 2022E 2023E 2024E 2025E 2026E 2 8 $ in Millions Projected Natural Gas Investment 2021 - 2026

EVERSOURCE ENERGY YEAR END 2021 RESULTS 2 9 $887 $942 $1,037 $1,167 $1,268 $1,376 $1,470 $1,560 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E Year - End Rate Base $ in Millions Aquarion Rate Base Forecast

EVERSOURCE ENERGY YEAR END 2021 RESULTS 30 FERC Transmission New England ROE Update ▪ Current base: 10.57%; Cap: 11.74% (2014 Opinion 531A) ▪ October 2018 FERC Order in New England ROE cases proposed a new methodology to address issues raised by Court in vacating Opinion 531A (New England ROE Complaint I) – This new methodology provided a path forward to resolve 2011, 2012, 2014 and 2016 complaints against New England transmission ROEs – Briefs and reply briefs filed in early 2019; timing of decision remains unclear – Original FERC - proposed new methodology averaged DCF, CAPM, risk premium, expected earnings – Illustrative base: 10.41%; Cap: 13.08% (October 2018 proposed new method) – FERC changed methodology in revised May 2020 MISO TO Order and applied only DCF, CAPM and risk premium methodologies. No date given for New England ROE decision – In March 2020, FERC issued a NOPR asking for comments on several items related to incentives, including raising RTO adder from 50 bps to 100 bps and capping incentives at 250 bps – ES incentives now capped at 11.74%, 117 bps above 10.57% base

EVERSOURCE ENERGY YEAR END 2021 RESULTS Status Report – Grid Modernization and Advanced Metering Infrastructure 31 Massachusetts Grid Modernization Plan (In Cap - Ex Forecast) ▪ Five - Year Plan - capital investment of nearly $400 million for 2022 - 2026 ▪ Includes investments in EV infrastructure, as well as grid technologies to improve reliability and support Distributed Energy Resources integration Advanced Metering Infrastructure (Not in Cap - Ex Forecast) ▪ Implementation during 2022 - 2027 – capital investment of approximately $575 million ▪ Technology will provide customer, operational and environmental benefits ▪ Goal – All customers on advanced metering infrastructure by end of 2027 Timeline ▪ Decisions from DPU expected in Q2 2022 Connecticut Advanced Metering Infrastructure (Not in Cap - Ex Forecast) ▪ Implementation during 2022 - 2026 – capital investment of approximately $475 million ▪ Technology will provide customer, operational and environmental benefits ▪ Current metering technology nearing end of life ▪ Goal – All customers on advanced metering infrastructure by end of 2025 Timeline ▪ PURA has not provided a schedule for this docket at this time

EVERSOURCE ENERGY YEAR END 2021 RESULTS ▪ Schedule set for PBR investigation to be conducted in 2 phases ▪ Phase I – Straw Proposal tentatively scheduled for January 2023 – Articulate regulatory goals – Identify desired public outcomes – Evaluate and assess current regulatory framework – Identify regulatory mechanisms to best achieve public outcomes – Identify performance metrics ▪ Phase II – Procedural schedule tentatively to be set in March 2023 – Streamline and/or refine elements of the existing regulatory framework – Develop incentive mechanisms to better address specific objectives or areas of utility performance – Implement other improvements to the regulatory framework that meet the goals and outcomes established in Phase I 32 Status Report – CT Performance - Based Ratemaking

EVERSOURCE ENERGY YEAR END 2021 RESULTS 33 ▪ In 2019, we announced our industry leading goal to reduce emissions from 5 key operational areas: – Line loss – Leaks from natural gas distribution – Vehicle fleet – Facilities – Use of SF6, potent greenhouse gas, in electrical equipment Eversource First US Energy Company To Target Carbon Neutrality By 2030 69% 10% 10% 7% 4% 2020 GHG Footprint Line Loss Methane Facilities Fleet SF6

EVERSOURCE ENERGY YEAR END 2021 RESULTS 34 Eversource’s Progress Toward Carbon Neutrality - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 2018 2019 2020 MT CO2e Line Loss Methane Facilities Fleet SF6 828,107 707,015 685,331 - 17% ▪ Eversource emissions have greatly declined through divestiture of fossil fuel generation over the past several decades ▪ We have seen a 17% decline in Scope 1 and 2 emissions across our operations since 2018 ▪ This year, we had our carbon footprint verified by a third party ▪ Aggressive efforts are being undertaken to reach carbon neutrality by 2030

EVERSOURCE ENERGY YEAR END 2021 RESULTS Eversource Addressing Largest Sources of New England Carbon Emissions: Transportation, Space Heating and Power Generation 35 46.4% 36.6% 32.7% 11.4% 14.8% 33.0% 6.1% 19.0% 0% 20% 40% 60% 80% 100% New England U.S. 2018 Energy Carbon Emissions by Source New England vs. U.S. Transportation Space heating Industrial Source: U.S. Energy Information Administration Power generation

EVERSOURCE ENERGY YEAR END 2021 RESULTS Most Effective Method of Reducing Emissions: Improve Energy Efficiency 36 Source: American Council for an Energy - Efficient Economy 2020 Scorecard 16 3 18 2 7 4 Note: The lower the number…the more effective the Energy Efficiency Programs Eversource MA, #1 Most Energy Efficient Utility in the United States According to ACEEE, in their second edition of the Utility Energy Efficiency Scorecard Retail Customer Count Up 3.2% Since 2015, While KWH Sales Down 8.1%

EVERSOURCE ENERGY YEAR END 2021 RESULTS Eversource Recognized as a Leading Energy Company 37 Included in Newsweek’s list of Most Responsible Companies Included on the Barron’s 100 Most Sustainable Companies list, based on an evaluation of more than 230 performance indicators that address environmental, social and corporate governance issues Recognized in Bloomberg’s Gender - Equality Index for our commitment to transparency in gender reporting and promoting women’s equality in the workplace